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                                                                Exhibit 99.1

NEWS RELEASE

For information contact:
PATRICIA M. WILLIAMSON                                              #55 FY06
DRS Technologies, Inc.
(973) 898-1500
or
DANIEL E. KREHER
Engineered Support Systems, Inc.
(314) 553-4000

FOR IMMEDIATE RELEASE
---------------------
Thursday, September 22, 2005

           DRS TECHNOLOGIES TO ACQUIRE ENGINEERED SUPPORT SYSTEMS
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          TRANSACTION WILL BROADLY EXPAND DRS'S GROWING POSITION IN
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                      DEFENSE TECHNOLOGY AND SERVICES;
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            $0.20 PER SHARE ACCRETION EXPECTED IN FIRST FULL YEAR
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         PARSIPPANY, N.J., SEPTEMBER 22 -- DRS Technologies, Inc. (NYSE:
DRS) and Engineered Support Systems, Inc. (NASDAQ: EASI) jointly announced today that they have signed a definitive agreement for DRS to acquire all of the outstanding stock of Engineered Support Systems, Inc. (ESSI) for $43.00 per share through a combination of cash and DRS common stock.

         The acquisition is expected to be accretive for DRS in its first full fiscal year of operation with DRS ending March 31, 2007, contributing approximately $0.20 to earnings per share and approximately $1.23 billion to revenues.

         Upon completion of the acquisition, ESSI will become DRS's third operating group, focused on support and services.

STRATEGIC HIGHLIGHTS

         In making the announcement, Mark S. Newman, DRS Technologies' chairman, president and chief executive officer, commented, "The acquisition of Engineered Support Systems will create a strong, diverse company, adding a significant business base in technical and logistics support services, integrated military electronics and support equipment with broad access to a variety of government funding accounts, including procurement and operations and maintenance (O&M). Engineered Support Systems is uniquely focused on sustainment of military forces and respected as a rapid-response solutions provider. The combination of the two companies will firmly establish DRS Technologies as a leading provider of defense electronics products and services with a run rate in excess of $2.5 billion in annual revenues and a major role in armed forces modernization, personnel mobility and O&M support. An important milestone in the growth of our company, this acquisition will strengthen our strategic position and expand our program participation and platform applications with all of the military services, while providing new opportunities for growth in intelligence and homeland security markets."

         Gerald A. Potthoff, vice chairman and chief executive officer of Engineered Support Systems, added, "This is another exciting chapter for ESSI, taking our company to the next level and delivering excellent value to our stockholders. DRS Technologies is a highly-regarded presence in defense technology, and with ESSI will become a sizable,

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diversified industry competitor, strategically positioned for exciting growth opportunities. We believe the combination will benefit customers, business associates, investors and employees. This transaction undoubtedly will bolster the combined company's ability to accomplish its mission to support the military's near-term force modernization and emerging transformation initiatives."

       DRS Technologies said the acquisition offers opportunities to leverage synergies and to accomplish several objectives. It is expected to:

       o Enhance DRS's market leadership position, adding to its critical mass and extensive array of products and significantly expanding the company's logistics support and services business;

       o Complement the company's customer base, strengthening positions with the U.S. Army, Air Force and Navy, intelligence agencies, prime contractors and international military forces;

       o Increase access to government funding budgeted within the procurement and O&M accounts;

       o Increase content on military programs, including those related to power generation, conversion, distribution and power management; electro-optical and infrared (EO/IR) technology; vehicle diagnostics and automated test equipment; and radar systems;

       o Enhance technology capabilities in intelligence through satellite communications (SATCOM)/wireless services and systems integration;

       o Broaden DRS's homeland security capabilities;

       o Diversify the company's program base so that no single product or program accounts for more than 3 percent of annual revenues and the ten largest programs account for approximately 20 percent; and

       o Generate earnings accretion and strong free cash flow.

TRANSACTION DETAILS

         Under the terms of the acquisition, each share of ESSI common stock will be converted into the right to receive a combination of $30.10 in cash and a portion of a share of DRS common stock valued at $12.90, provided that the average closing price of DRS's common stock prior to the closing of the transaction is between $46.80 and $57.20. The exchange ratio will increase or decrease in proportion to the average closing price of DRS's common stock. A collar provides that the exchange ratio will not exceed 0.2756 of a share nor be less than 0.2255 of a share of DRS common stock.

         The cash portion of the acquisition, together with the debt of ESSI to be refinanced, will aggregate approximately $1.49 billion at closing. Total consideration for the acquisition, including an estimated $88.3 million of ESSI's debt to be refinanced at closing, is approximately $1.97 billion.

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         DRS expects to finance the cash portion of the acquisition by utilizing existing excess cash on hand and through a combination of bank borrowings and the issuance of debt securities.

          "We have constructed an offer that balances prudent financing with our objective to deliver earnings accretion and top-line growth," said Richard A. Schneider, DRS Technologies' executive vice president and chief financial officer. "This approach is consistent with our experience on the acquisition of Integrated Defense Technologies in 2003, whereby we delivered on our commitment to deleverage net debt to earnings before income taxes, depreciation and amortization (EBITDA) from 4.0 to 2.9 in two years and achieve meaningful earnings accretion and growth."

         The transaction is expected to close before the end of DRS's fiscal 2006 and is subject to customary regulatory approvals and other closing conditions, including approval by DRS's and ESSI's stockholders at respective special stockholder meetings.

         Bear, Stearns & Co. Inc. is serving as financial advisor to DRS on the transaction and has provided committed financing necessary for DRS to consummate the acquisition and for ongoing working capital needs. Merrill Lynch & Co., Inc. also is serving as financial advisor to DRS for the purpose of rendering a fairness opinion. Lehman Brothers Inc. is serving as financial advisor to ESSI on the transaction.

ABOUT ENGINEERED SUPPORT SYSTEMS

         Engineered Support Systems, headquartered in St. Louis, Missouri, is a diversified supplier of integrated military electronics, support equipment and technical services focused on advanced sustainment and logistics support solutions for all branches of the U.S. armed services, major prime defense contractors, certain international militaries, homeland security forces and selected government and intelligence agencies. ESSI also produces specialized equipment and systems for commercial and industrial applications. Operating through two business segments - Support Systems and Support Services - ESSI is comprised of 14 subsidiaries and employs 3,600 people. Primary areas of expertise include engineering, logistics and training; advanced technology; asset protection systems; telecommunications and information technology; integrated logistics; systems integration; heavy and light military support equipment; power generation equipment and defense electronics systems.

ABOUT DRS TECHNOLOGIES

         DRS Technologies, headquartered in Parsippany, New Jersey, provides leading edge products and services to defense, government intelligence and commercial customers. Focused on defense technology, DRS develops and manufactures a broad range of mission critical systems. The company employs 6,000 people worldwide.

         For more information about DRS Technologies, please visit its web site at www.drs.com. For more information about Engineered Support Systems, please visit its web site at www.engineeredsupport.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. Such statements, including statements relating to DRS Technologies' and Engineered Support Systems' expectations for future financial performance, are not considered historical facts and are considered forward-looking statements under the federal securities laws. These statements may contain words such as "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions. These statements are not guarantees of the companies' future performance and are subject to risks, uncertainties and other

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important factors that could cause actual performance or achievements to differ materially from those expressed or implied by these forward-looking statements and include, without limitation, demand and competition for such companies' products and other risks or uncertainties detailed in such companies' Securities and Exchange Commission filings. Given these uncertainties, you should not rely on forward-looking statements. Such forward-looking statements speak only as of the date on which they were made, and the companies undertake no obligations to update any forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT: DRS Technologies and Engineered Support Systems intend to file with the Securities and Exchange Commission one or more registration statements on Form S-4 that will include a joint prospectus and proxy statement to stockholders of DRS Technologies, Inc. and Engineered Support Systems, Inc. and other relevant documents in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF DRS TECHNOLOGIES AND ENGINEERED SUPPORT SYSTEMS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT MATERIALS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DRS TECHNOLOGIES, ENGINEERED SUPPORT SYSTEMS AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of these materials (when they are available) and other documents filed with the Securities and Exchange Commission at the Securities and Exchange Commission's web site at www.sec.gov. A free copy of the joint proxy statement/prospectus, when it becomes available, also may be obtained from Engineered Support Systems, Inc., 201 Evans Lane, St. Louis, MO 63121, Attn: Investor Relations, and from DRS Technologies, Inc., 5 Sylvan Way, Parsippany, NJ 07054, Attn: Investor Relations. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by Engineered Support Systems on its web site at http://www.engineeredsupport.com, and investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by DRS Technologies on its web site at http://www.drs.com. Engineered Support Systems, DRS Technologies and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from their respective stockholders with respect to the proposed transaction. Information regarding DRS Technologies' directors and executive officers is available in its proxy statement filed with the Securities and Exchange Commission by DRS Technologies on June 30, 2005, and information regarding Engineered Support Systems' directors and executive officers is available in its proxy statement filed with the Securities and Exchange Commission by Engineered Support Systems on January 31, 2005. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained the joint proxy statement/prospectus and other relevant materials to be filed with the Securities and Exchange Commission when they become available.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

NOTE TO INVESTORS:
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DRS Technologies will host a conference call, which will be simultaneously broadcast live over the Internet. Mark S. Newman, chairman, president and chief executive officer, Richard A. Schneider, executive vice president and chief financial officer, and Patricia M. Williamson, vice president, corporate communications and investor relations, will host the call, which is scheduled for today, Thursday, September 22, 2005 at 9:30 a.m. EDT. Listeners can access the call live and archived by visiting DRS's web site at http://www.shareholder.com/drs or by visiting Thomson CCBN's institutional investor site at http://www.streetevents.com or individual investor center at http://www.fulldisclosure.com. Please allow 15 minutes prior to the call to visit one of these sites and download and install any necessary audio and virtual viewing software.

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